[SHIP]
                             THE VANGUARD GROUP(R) LOGO
                         VANGUARD(R) WINDSOR(TM) II FUND
               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 21, 2003


In the "Security Selection" section of the prospectus, the text regarding The Vanguard Group is replaced with the following:

The Vanguard Group (Vanguard), which managed about 7% of the Fund's assets as of October 31, 2002, constructs a portfolio of large-cap domestic value stocks based on its assessment of the relative return potential of the underlying securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Vanguard implements its stock-selection process through the use of proprietary software programs that allow comparisons among hundreds of securities at a time.

In the Plain Talk(R) titled "The Fund's Advisers," the information concerning Vanguard management is replaced with the following:

The active quantitative management process within Vanguard's Quantitative Equity
Group  is  a  team-based  approach.   The  managers  primarily  responsible  for
overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.

In the "Investment Advisers" section of the prospectus, the following sentence concerning Vanguard is added:

Vanguard's   performance  is  evaluated   against  the  Morgan  Stanley  Capital
International (MSCI) US Prime Market Value Index.








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Vanguard Marketing Corporation, Distributor.                        PS73  062003